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                                                                    Exhibit 10.1

                                 AMENDMENT NO. 2

                                       to

                                CREDIT AGREEMENT

                                     between

                  AMERICREDIT FINANCIAL SERVICES OF CANADA LTD.

                                       and

                      AMERICREDIT FINANCIAL SERVICES, INC.

                                       and

                        MERRILL LYNCH CAPITAL CANADA INC.

                          DATED AS OF FEBRUARY 1, 2002

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     THIS AMENDMENT NO. 2 to the CREDIT AGREEMENT (this "Amendment") is made as of the 1st day of February, 2002.

B E T W E E N:

                  AMERICREDIT FINANCIAL SERVICES OF CANADA LTD., a corporation incorporated pursuant to the laws of the Province of Ontario

                  (the "Borrower")

                                     - and -

                  AMERICREDIT FINANCIAL SERVICES, INC., a corporation incorporated pursuant to the laws of the State of Delaware

                  (the "Custodian")

                                     - and -

                  MERRILL LYNCH CAPITAL CANADA INC., a corporation incorporated pursuant to the laws of the Province of Ontario

                  (the "Lender")



RECITALS:

WHEREAS, the Borrower, the Custodian and the Lender entered into a Credit Agreement dated as of August 23, 2001, as amended by Amendment No. 1 made as of November 12, 2001 (collectively, the "Credit Agreement"); and

WHEREAS, the parties desire to amend the Credit Agreement as provided herein;

NOW, THEREFORE, for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto), the parties hereto hereby agree as follows:

1.   Defined Terms.

     In this Amendment, unless something in the subject matter or the context is inconsistent therewith, capitalized terms used and not otherwise defined herein shall have the respective meanings attributed to such terms in Schedule A to the Credit Agreement.

2.   Amendments to Credit Agreement.

     (a) Section 2.4.2(b)(iii) of the Credit Agreement is hereby deleted in its entirety, and the following language is inserted in lieu thereof:

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         (iii)   results in there being no Excess Advances (based on a
                 Receivables Borrowing Base taking into account such Receivables).

    (b) Section 3.1.1 of the credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

         3.1.1 Each Advance shall bear interest in Canadian Dollars during each Interest Period applicable thereto, on the outstanding amount of such Advance, at a rate per annual equal to the CDOR for such Interest Period plus 1.25% per annum; provided that in the case of an Advance or a portion thereof which when added to all outstanding Advances made on a date prior to such Advance results in the aggregate of all Advances exceeding $150,000,000, the rate per annum applicable to such Advance or such portion thereof, as the case may be, shall be the CDOR for such Interest Period plus 1.50% per annum.

    (c) Article 3 of the Credit Agreement is hereby amended by adding the following thereto:

         3.7     Non-Utilization Fee

                 The Borrower shall pay in respect of each Interest Period a fee (the "Non-Utilization Fee") equal to 20 basis points multiplied by the number of days in the Interest Period divided by 365 on the positive difference, if any, between (i) the Credit Facility Limit and (ii) the average daily (as calculated at the close of business on each day) sum of the aggregate outstanding Advances during such Interest Period. The Non-Utilization Fee for an Interest Period shall be paid on the Payment Date immediately following such Interest Period.

         3.8     Maturity Date Extension

         3.8.1 The Lender may extend the existing Maturity Date to August 22, 2003 by giving written notice to that effect to the Borrower on or prior to July 22, 2002.

         3.8.2 If the Lender is willing to extend the existing Maturity Date pursuant to Section 3.8.1, the Borrower shall pay to the Lender on August 22, 2002 an extension fee (an "Extension Fee") of $250,000.

         3.8.3 If the Lender is willing to extend the existing Maturity Date pursuant to Section 3.8.1 and the Borrower is not, the Borrower shall pay to the Lender on August 22, 2002, the Extension Fee of $250,000 and the facility will terminate on the existing Maturity Date.

         3.8.4 The Borrower agrees with the Lender that (i) an Extension Fee shall be conclusively deemed to have been fully earned on the date on which the Lender offers to extend the existing Maturity Date and, once paid, shall

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                 not be refundable in whole or in part in any circumstances, and
                 (ii) payment of an Extension Fee shall not constitute or give rise to any obligation on the part of the Lender to make any Advance under this Agreement, other than in accordance with the terms of this Agreement.

     (d) The definition of "Advance Rate" in Schedule A to the Credit Agreement is hereby deleted in its entirety, and the following is inserted in lieu thereof:

         "Advance Rate" means (i) prior to the occurrence of a Step-Up Trigger Event, (A) 70%, in the case of Eligible Receivables which Contracts form part of the Collateral (including those to be added to the Collateral pursuant to a Drawdown Notice), provide for more than 60 monthly payments and result in the number of such Contracts exceeding 25% (in terms of outstanding balance) of all Contracts forming part of the Collateral; and (B) otherwise, 75%; or (ii) 70% from and after the occurrence of a Step-Up Trigger Event.

     (e) The definition of "Credit Facility Limit" in Schedule A to the Credit Agreement is hereby deleted in its entirety, and the following is inserted in lieu thereof:

         "Credit Facility Limit" means, (i) on any day during the period from February 1, 2002 to and including August 22, 2002, the lesser of (A) $200,000,000, and (B) the Borrowing Base on such day and (ii) at any other time, the lesser of (A) $150,000,000, and (B) the Borrowing Base at such time.

     (f) The definition of "Maturity Date" in Schedule A to the Credit Agreement is hereby deleted in its entirety, and the following is inserted in lieu thereof:

         "Maturity Date" means, subject to an extension pursuant to Section 3.8, August 22, 2002.

     (g) Clause (a) of the definition of "Receivables Borrowing Base" in Schedule A to the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

         (a) the sum of the product of (i) the Outstanding Balance of each Eligible Receivable forming part of the Collateral at the close of business on the Borrowing Base Determination Date, and (ii) the Advance Rate for such Eligible Receivable,

     (h) Schedule B to the Credit Agreement is hereby amended in the following manner:

         (i)  Section 2(b) is deleted and Section 2(c) becomes Section 2(b); and

         (ii) Section 4 is deleted in its entirety, and the following language is inserted in lieu thereof:

              4. The Aggregate Outstanding Balance of the Eligible Receivables identified in the attached Schedule of Contracts is Cdn. $___________. The Aggregate Outstanding Balance of the

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                      Eligible Receivables identified in the attached Schedule
                      of Contracts to which an Advance Rate of 70% is applicable is Cdn. $___________.

     (i) Section 5 of Schedule D to the Credit Agreement is hereby deleted in its entirety, and the following language is inserted in lieu thereof:

              5. The aggregate outstanding Advances made by the Lender to the Borrower following the repayment referred to herein will not exceed the Credit Facility Limit on the date of such repayment (which Credit Facility Limit will take into account the reduction of the Borrowing Base as a result of the removal of those Receivables referred to in Section 3 immediately above from the Eligible Receivables forming part of the Collateral).

     (j) Section 2(d) of Schedule I to the Credit Agreement is hereby deleted in its entirety, and the following language is inserted in lieu thereof:

              (d) the Aggregate Outstanding Balance of the Eligible Receivables
                  forming part of the Collateral to which an Advance Rate of 70% is applicable is Cdn. $___________.

     (k) Paragraph (h) of Schedule J to the Credit Agreement is hereby deleted in its entirety, and the following is inserted in lieu thereof:

              (h) the addition of the related Contract to the Contracts forming part of the Collateral does not cause the aggregate number of all Contracts forming part of the Collateral which provide for more than 60 monthly payments to exceed (i) 40% (in terms of outstanding balance) prior to the occurrence of a Step-Up Trigger Event, or (ii) 25% (in terms of outstanding balance) from and after the occurrence of a Step-Up Trigger Event, of all Contracts forming part of the Collateral;

3.   Representations and Warranties.

     To induce the Lender to enter into this Amendment, each of the Borrower and the Custodian hereby represents and warrants (each as to itself) as of the date hereof that:

     (a) It has the power, authority and legal right to make and deliver this Amendment and to perform its obligations under the Credit Agreement, as amended by this Amendment, as applicable, without any notice, consent, approval or authorization not already obtained, and it has taken all necessary action to authorize the same.

     (b) The making and delivery of this Amendment and the performance of the Credit Agreement, as amended by this Amendment, do not violate any provision of law or any regulation, or its charter or by-laws, or result in the breach of or constitute a default under or require any consent under any indenture or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected. The Credit Agreement, as amended by this Amendment, as applicable, constitutes its legal, valid and binding obligation,

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enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally.

     (c) The representations and warranties made by it contained in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment and after giving effect hereto, except for those representations and warranties that address matters only as of a particular prior date.

     (d) No Event of Default or Pending Event of Default has occurred and is continuing under the Credit Agreement on and as of the date of this Amendment and after giving effect to hereto.

4.   Reference to and Effect on the Credit Agreement.

     (a) On and after the date of this Amendment, each reference in the Credit Agreement, to "this Agreement," "hereunder," "hereof' or words of like import, and each reference in any other Credit Document to "the Credit Agreement," "thereunder," "thereof' or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) Except as specifically amended hereby, the Credit Agreement and the Credit Documents shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under any of the Credit Documents.

5.   Counterparts.

     This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which taken together shall constitute a single instrument with the same effect as if the signatures thereto and hereto were upon the same instrument.

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6.   Governing Law.

     This Amendment shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable in Ontario.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

                              AMERICREDIT FINANCIAL SERVICES OF CANADA LTD.


                              By: ______________________________________________
                                  Name: Connie Coffey
                                  Title: Vice President, Non-Public
                                         Financings and Reporting

                              AMERICREDIT FINANCIAL SERVICES, INC.


                              By: ______________________________________________
                                  Name: Kate Harlow
                                  Title: Vice President, Finance

                              MERRILL LYNCH CAPITAL CANADA INC.


                              By: ______________________________________________
                                  Name:
                                  Title:







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                              CONSENT OF GUARANTOR

     The Guarantor hereby consents to the making, execution and delivery of Amendment No. 2, dated as of February 1, 2002, to the Credit Agreement dated as of August 23, 2001 by and among AmeriCredit Financial Services of Canada Ltd., as Borrower, AmeriCredit Financial Services, Inc., as Custodian, and Merrill Lynch Capital Canada Inc., as Lender, as amended by Amendment No. 1 made as of November 12, 2001.



     Dated as of February 1, 2002.

                                      AMERICREDIT CORP.

                                      By: ______________________________________
                                          Preston A. Miller
                                          Executive Vice President and Treasurer